[GRAPHIC OMITTED]
                                             DEUTSCHE ASSET MANAGEMENT
                                             A MEMBER OF THE DEUTSCHE BANK GROUP

CHIEF EXECUTIVE OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT




I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Small Cap Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange ACt of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                               /s/ Richard T. Hale
                                                Chief Executive Officer
                                                Small Cap Index Fund, a series
                                                of Scudder Investments VIT
                                                Funds
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                                             DEUTSCHE ASSET MANAGEMENT
                                             A MEMBER OF THE DEUTSCHE BANK GROUP



CHIEF FINANCIAL OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Small Cap Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange ACt of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                 /s/ Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Small Cap Index Fund, a series
                                                  of Scudder Investments VIT
                                                  Funds